SHARE REPURCHASE PROGRAM	12 Months Ended
Dec. 31, 2021
SHARE REPURCHASE PROGRAM
SHARE REPURCHASE PROGRAM

12.  SHARE REPURCHASE PROGRAM

In June 2018, the Board authorized a share repurchase program under which the Company may repurchase up to US$20 million worth of its ADSs. The share repurchases may be made in accordance with applicable laws and regulations through open market transactions, privately negotiated transactions or other legally permissible means as determined by the management.

During the years ended December 31, 2020 and 2021, the Company had repurchased 153,279 ADSs for RMB3,050 (US$467) and 128,562 ADSs for RMB2,750 (US$432) on the open market, at a weighted average price of US$2.92 per ADS and US$3.31 per ADS, respectively. The Company accounts for the repurchased ordinary shares under the cost method and includes such treasury stock as a component of the shareholders’ equity.